Exhibit 10.5.2

First Amendment to Commercialization Agreement

This First Amendment to Commercialization Agreement (“Amendment”) is made and shall be effective upon the date this Amendment is signed by both Parties (“Amendment Date”) by and between Sera Prognostics, Inc. (“Sera”), a Delaware corporation with its principal place of business at 2749 East Parleys Way, Suite 200, Salt Lake City, Utah 84109, and Laboratory Corporation of America Holdings (“LabCorp”), a Delaware corporation with its principal place of business at 531 South Spring Street, Burlington, North Carolina 27215. Each of Sera and LabCorp is referred to herein as a “Party” and together as the “Parties.”

BACKGROUND

A.       Sera and LabCorp entered into that certain Commercialization Agreement effective January 9, 2017 (“Agreement”) [***].

B.       The Parties wish to amend the Agreement to (i) [***], and (ii) provide for Sera to engage LabCorp to perform certain Sample collection, processing, and shipment services; all pursuant to the terms of this Amendment.

C.       Capitalized terms used but not defined in this Amendment have the meanings ascribed to them in the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows, all of which is effective as of the Amendment Date:

1.	Definition of Tests. Paragraph A of the section entitled “Background” in the Agreement is deleted in its entirety and replaced with the following:

A	Sera is a diagnostics company that develops, commercializes, and performs a prognostic test in its CLIA-certified laboratory referred to as the PreTRM® test, which is a clinical blood test for early individualized risk assessment of spontaneous premature birth (as such test is currently made available by Sera and also any modified or improved versions of the test, the “Test”).

2.	[***]:

C	[***], and LabCorp wishes to accept such appointment, all as further set forth herein

Also, Section 2.1, Section 2.2, and Section 2.11 of the Agreement are deleted in their entirety and replaced with the following:

2.1	[***].

2.2	[***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. ”

2.11	[***].

3.	[***].

4.	[***].

5.	Deletion of LabCorp Duties. Sections 2.12, 2.14 and 2.15 of the Agreement are deleted in their entirety.

6.	LabCorp Services. New Section 2.17 is added to the Agreement as follows:

2.17	LabCorp Services. LabCorp shall perform Sample collection, processing, and shipment services in support of PreTRM® tests as may be requested by Sera and its other distributors from time to time in accordance with the LabCorp terms and conditions attached hereto as Schedule 1, and Sera shall pay LabCorp for such services as set forth therein. [***].

7.	[***].

8.	[***].

9.	Miscellaneous. This Amendment shall be effective from the Amendment Date and in full force and effect until the expiration or termination of Agreement. Except as expressly provided in this Amendment, the Agreement remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed in duplicate by their duly authorized representatives as of the dates indicated below, to be effective on the Amendment Date. One original of each official text of this Amendment shall be held by the parties hereto.

SERA PROGNOSTICS, INC.		LABORATORY CORPORATION OF AMERICA HOLDINGS

By:	/s/ Douglas Fisher	By:	/s/ Michael Minahan
Name:	Douglas Fisher	Name:	Michael Minahan
Title:	Chief Business Officer Title:	Title:	SVP
Date:	6/14/2018	Date:	6/25/18

SCHEDULE 1

LABCORP TERMS AND CONDITIONS

1.       [***].

2.       Sample Collection, Processing and Shipment by LabCorp. For Non-LabCorp Test Orders, LabCorp agrees that it will (a) collect Samples at LabCorp PSCs (defined below) from customers who have ordered the Test; (b) procure the supplies needed for each patient draw; (c) label and process such Samples; (d) package the Samples; and (e) ship the Samples to Sera’s Licensed Facilities for performance of such Tests, all in accordance with the applicable portions of the Intercompany SOPs and all applicable laws, rules and regulations (the “Collection and Processing Services”). If requested by Sera from time to time, the Parties shall review the foregoing process, and shall work together diligently and in good faith to revise it as necessary to ensure best practices and optimal patient service. LabCorp will also provide a test requisition form (as supplied by Sera or the applicable distributor) for each Sample. Sera acknowledges that LabCorp may route samples through its regional laboratories, so long as such routing complies with the Sera SOPs. LabCorp shall not deliver any Samples to Sera that LabCorp knows are insufficient for purposes of performing a Test. [***].

3.       Obligations of Sera. For Non-LabCorp Test Orders, Sera agrees that it will be responsible for (a) accessioning the Samples upon receipt; (b) performing the Test; (c) reporting the results of the Test to the applicable ordering physician; and (d) billing the client, patient or third party payer for the Test, and collecting payment. Sera acknowledges and agrees that LabCorp does not have any obligations with respect to any of the foregoing.

4.       LabCorp PSCs. The Collection and Processing Services may be performed by LabCorp for Non-LabCorp Test Orders at any LabCorp patient service centers (“LabCorp PSCs”). LabCorp may modify its list of LabCorp PSCs from time to time by adding or removing LabCorp PSCs from the listings posted when a search is conducted on the “Find your nearest lab” locator tool within LabCorp’s website, at https://www.labcorp.com/labs-and-appointments (or any successor listing, locator tool or website). For purposes of clarification, the LabCorp PSCs covered by this Schedule 1 will not include any third party sites that have a specimen collection relationship with LabCorp, even if included in the listing in the link above.

5.       [***].

6.       [***].

7.       Limitation of Liability. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, AND EXCEPT FOR CLAIMS OR DAMAGES CAUSED BY LABCORP’S GROSS NEGLIGENCE, INTENTIONAL MISCONDUCT OR VIOLATION OF APPLICABLE LAWS, RULES OR REGULATIONS, AND EXCEPT FOR PERSONAL INJURY CAUSED BY LABCORP, THE LIABILITY AND OBLIGATIONS OF LABCORP, AND THE REMEDIES OF SERA, UNDER OR IN CONNECTION WITH THE COLLECTION AND PROCESSING SERVICES MADE PURSUANT TO THIS SCHEDULE 1, SHALL BE LIMITED TO REPEATING ANY DEFECTIVE SERVICES OR, AT THE SOLE OPTION OF LABCORP, REFUNDING THE FEES PAID WITH RESPECT TO SUCH SERVICES.